Exhibit 99.1

Cavium

Announces Financial Results for Q3 2016

SAN JOSE, Calif., November 1, 2016 – Cavium, Inc. (NASDAQ: CAVM), a leading provider of semiconductor products that enable secure and intelligent processing for enterprise, data center, cloud, wired and wireless networking, today announced financial results for the third quarter ended September 30, 2016.

Cavium completed the acquisition of QLogic Corporation (“QLogic”) on August 16, 2016. The financial results for the third quarter of 2016 include results from QLogic from the closing date to the end of the quarter.

Net revenue in the third quarter of 2016 was $168.1 million, a 56.9% sequential increase from the $107.2 million reported in the second quarter of 2016 and 60.0% from the $105.1 million reported in the third quarter of 2015.

Generally Accepted Accounting Principles (GAAP) Results

Net loss for the third quarter of 2016 was $14.4 million, or ($0.23) per diluted share, compared to $7.4 million, or $(0.13) per diluted share in the second quarter of 2016. Gross margins were 28.2% in the third quarter of 2016 compared to 66.9% in the second quarter of 2016. GAAP operating loss (GAAP loss from operations as a percentage of revenue) was 56.1% in the third quarter of 2016 compared to 6.4% in the second quarter of 2016. Total cash and cash equivalents were $192.4 million at September 30, 2016.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium’s financial condition and results of operations. Cavium believes that these non-GAAP financial measures provide additional insight into Cavium’s ongoing performance and has chosen to provide these measures for more consistent and meaningful comparison between periods. These measures should only be used to evaluate Cavium’s results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

In the third quarter of 2016, Non-GAAP net income was $28.0 million, or $0.43 per diluted share. Non-GAAP gross margin was 64.0% and Non-GAAP operating margin (non-GAAP income from operations as a percentage of revenue) was 19.2%.

Recent News Highlights

•	October 31, 2016 - Cavium Introduced 1025GbE Adapter Family for Open Compute Project Servers
•	October 27, 2016 - Cavium QLogic Added PowerShell Integrated Management Solution for FastLinQ Ethernet Adapters
•	October 25, 2016 - Cavium Showcased ARMv8 Processor Solutions to Accelerate Next Generation Infrastructure at ARM TechCon 2016
•	October 25, 2016 - Cavium Showcased Highly Optimized Platforms for OpenStack Deployments at OpenStack Summit 2016
•	October 25, 2016 - Cavium QLogic Accelerates Cloud Deployments with OpenStack Integration
•	October 25, 2016 - SUSE Steps Up to Support Innovative ARM Solutions for Customers
•	September 27, 2016 - Cavium QLogic Accelerates Software Defined Datacenters with Windows Server 2016
•	August 30, 2016 - QLogic Showcased Multiple Technologies that Simplify and Accelerate Virtualized Server Deployments at VMworld 2016
•	August 16, 2016 - Cavium Completed the Acquisition of QLogic
•	August 16, 2016 - Cavium, Inc. Announced Successful Completion of the Exchange Offer in Connection with the Proposed Acquisition of QLogic Corporation
•	August 10, 2016 - Cavium, Inc. Announced Extension of the Expiration of the Exchange Offer in Connection with the Proposed Acquisition of QLogic Corporation

•	August 2, 2016 - Cavium, Inc. Announced the Expiration of HSR Waiting Period for the Acquisition of QLogic Corporation
•	July 26, 2016 - Cavium Named Raghib Hussain Chief Operating Officer
•	July 26, 2016 - Cavium Added Industry Veterans Brad W. Buss and Dr. Edward H. Frank to Board of Directors

Cavium will broadcast its third quarter of 2016 financial results conference call today, November 1, 2016, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium

Cavium offers a broad portfolio of integrated, software compatible processors ranging in performance from 1Gbps to 100Gbp that enable secure, intelligent functionality in Enterprise, Data Center, Broadband, Mobile and Service Provider Equipment, highly programmable switches which scale to 3.2Tbps and Ethernet and Fibre Channel adapters up to 100Gbps. Cavium processors are supported by ecosystem partners that provide operating systems, tools and application support, hardware reference designs and other products. Cavium is headquartered in San Jose, CA with design centers in California, Massachusetts, India, Israel, China and Taiwan. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended
	September 30, 2016	June 30, 2016
Net revenue	$168,123	$107,158
Cost of revenue	120,709	35,499
Gross profit	47,414	71,659
Operating expenses:
Research and development	67,752	52,578
Sales, general and administrative	73,904	25,882
Total operating expenses	141,656	78,460
Loss from operations	(94,242)	(6,801)
Other income (expense), net:
Interest expense	(4,268)	(185)
Other, net	54	(151)
Total other expense, net	(4,214)	(336)
Loss before income taxes	(98,456)	(7,137)
Provision for (benefit from) income taxes	(84,090)	273
Net loss	$(14,366)	$(7,410)
Net loss per common share, basic and diluted	$(0.23)	$(0.13)
Shares used in computing basic and diluted net loss per common share	62,055	57,527

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages)

	Three Months Ended
	September 30, 2016	June 30, 2016
Reconciliation of GAAP gross profit and margin to non-GAAP:
Net revenue	$168,123	$107,158
GAAP gross profit	47,414	71,659
GAAP gross margin	28.2%	66.9%

Stock-based compensation and related payroll taxes from awards granted by the Company	274	261
Stock-based compensation and related payroll taxes from awards assumed from the acquisition	134	-
Purchase accounting effect on inventory	9,888	-
Manufacturing rights buy-out	37,059	-
Amortization of acquisition related assets	12,880	157
Non-GAAP gross profit	$107,649	$72,077
Non-GAAP gross margin	64.0%	67.3%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP research and development expenses	$67,752	$52,578
Stock-based compensation and related payroll taxes from awards granted by the Company	(9,644)	(9,017)
Stock-based compensation expense related to employees with change in control provision	(956)	-
Stock-based compensation and related payroll taxes from awards assumed from the acquisition	(1,363)	-
Amortization of acquisition related assets	(2,643)	(3,523)
Non-GAAP research and development expenses	53,146	40,038

GAAP sales, general and administrative expenses	73,904	25,882
Stock-based compensation and related payroll taxes from awards granted by the Company	(7,554)	(5,263)
Stock-based compensation expense related to employees with change in control provision	(15,625)	-
Stock-based compensation and related payroll taxes from awards assumed from the acquisition	(1,097)	-
Acquisition and integration related costs	(13,486)	(6,339)
Amortization of acquisition related assets	(524)	-
Restructuring, severance and other employment charges	(13,477)	-
Non-GAAP sales, general and administrative expenses	22,141	14,280
Total Non-GAAP operating expenses	$75,287	$54,318

Reconciliation of GAAP non-operating expenses to non-GAAP:
GAAP other expense, net	$(4,214)	$(336)
Interest expense and amortization of debt financing cost associated with interim term loan facility	522	-
Non-GAAP other expense, net	$(3,692)	$(336)

Reconciliation of GAAP Income tax to non-GAAP:
GAAP provision for (benefit from) income tax	$(84,090)	$273
Partial reversal of the deferred tax asset valuation allowance due to acquisition	84,792	-
Non-GAAP provision for income tax	$702	$273

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages)

	Three Months Ended
	September 30, 2016	June 30, 2016
Reconciliation of GAAP loss from operations to non-GAAP income from operations:
GAAP loss from operations	$(94,242)	$(6,801)
Stock-based compensation and related payroll taxes from awards granted by the Company	17,472	14,541
Stock-based compensation expense related to employees with change in control provision	16,581	-
Stock-based compensation and related payroll taxes from awards assumed from the acquisition	2,594	-
Purchase accounting effect on inventory	9,888	-
Amortization of acquisition related assets	16,047	3,680
Acquisition and integration related costs	13,486	6,339
Manufacturing rights buy-out	37,059	-
Restructuring, severance and other employment charges	13,477	-
Non-GAAP income from operations	$32,362	$17,759
Non-GAAP income from operations as a percentage of revenue	19.2%	16.6%

Reconciliation of GAAP net loss to non-GAAP net income:
GAAP net loss	$(14,366)	$(7,410)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes from awards granted by the Company	17,472	14,541
Stock-based compensation expense related to employees with change in control provision	16,581	-
Stock-based compensation and related payroll taxes from awards assumed from the acquisition	2,594	-
Purchase accounting effect on inventory	9,888	-
Amortization of acquisition related assets	16,047	3,680
Acquisition and integration related costs	13,486	6,339
Manufacturing rights buy-out	37,059	-
Restructuring, severance and other employment charges	13,477	-
Interest expense and amortization of debt financing cost associated with interim term loan facility	522	-
Partial reversal of the deferred tax asset valuation allowance due to acquisition	(84,792)	-
Total of non-GAAP adjustments	42,334	24,560
Non-GAAP net income	$27,968	$17,150

GAAP net loss per share, diluted	$(0.23)	$(0.13)
Non-GAAP adjustments detailed above	0.66	0.42
Non-GAAP net income per share, diluted	$0.43	$0.29

GAAP weighted average shares, diluted	62,055	57,527
Non-GAAP share adjustment	3,062	2,471
Non-GAAP weighted average shares, diluted	65,117	59,998

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Balance Sheets

(in thousands)

	As of
	September 30, 2016	June 30, 2016
Assets
Current assets
Cash and cash equivalents	$192,378	$140,419
Accounts receivable, net	144,902	82,137
Inventories	118,936	52,702
Prepaid expenses and other current assets	20,556	10,109
Asset held for sale	38,511	-
Total current assets	515,283	285,367
Property and equipment, net	122,114	64,917
Intangible assets, net	790,368	36,698
Goodwill	319,021	71,478
Other assets	3,922	1,822
Total assets	$1,750,708	$460,282

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$55,009	$30,024
Other accrued expenses and other current liabilities	43,163	16,447
Deferred revenue	9,399	7,856
Current portion of long-term debt	53,774	-
Capital lease and technology license obligations	27,747	17,380
Total current liabilities	189,092	71,707
Long-term debt	676,372	-
Capital lease and technology license obligations, net of current	11,780	4,182
Deferred tax liability	17,270	3,923
Other non-current liabilities	18,266	4,140
Total liabilities	912,780	83,952

Stockholders' equity
Common stock	66	58
Additional paid-in capital	1,052,840	576,927
Accumulated deficit	(215,021)	(200,655)
Accumulated other comprehensive loss	43	-
Total stockholders' equity	837,928	376,330
Total liabilities and stockholders' equity	$1,750,708	$460,282

Cavium Contact:

Art Chadwick	Angel Atondo
Vice President of Finance and Administration and Chief Financial Officer	Senior Marketing Communications Manager
Tel: (408) 943-7104	Tel: (408) 943-7417
Email: art.chadwick@cavium.com	Email: angel.atondo@cavium.com